UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

LESLIE’S, INC.

Delaware	001-39667	20-8397425

2005 East Indian School Road Phoenix, Arizona	85016

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LESL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously reported, on September 30, 2026 (the “Petition Date”), Leslie’s, Inc. (the “Company”) and its subsidiaries Leslie’s Poolmart, Inc., Cortz, Inc., LPM Manufacturing, Inc., Horizon Spa & Pool Parts, Inc., Hot Tub Works, LLC, Pool Parts, Inc., RAM Chemical & Supply, Inc., SPP Holding Corporation and Stellar Manufacturing, LLC (collectively, the “Company Subsidiary Parties” and together with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) to implement a pre-arranged chapter 11 plan of reorganization (the “Plan”). On the Petition Date, prior to commencing the Chapter 11 Cases, the Company Parties entered into a restructuring support agreement (together with all exhibits, annexes and schedules thereto, the “RSA”) with certain holders of, or investment advisors, sub-advisors or managers to or of funds or accounts that hold or beneficially hold, loans under the Amended and Restated Term Loan Credit Agreement, dated as of March 9, 2021 (as amended, restated, amended and restated or otherwise modified or supplemented from time to time, the “Prepetition Term Loan Credit Agreement”; such creditors party to the RSA, and, together with any subsequent holder, investment advisor, sub-advisor or manager that becomes a party to the RSA, the “Consenting Term Loan Lenders”). The material terms of the Plan are set forth in the term sheet attached as Exhibit A to the RSA (the “Restructuring Term Sheet,” and the transactions described therein, the “Restructuring Transactions”). Concurrently with entrance into the RSA, the Company Parties and the ABL DIP Lenders (as defined below) entered into a commitment letter in respect of the commitment to provide the ABL DIP Facility (as defined below).

In connection with the Chapter 11 Cases, the Company Parties filed a motion for approval of the Term Loan DIP Facility (as defined below) and ABL DIP Facility [Docket No. 33]. On October 2, 2026, following receipt of interim approval from the Bankruptcy Court on October 1, 2026 (the “Interim DIP Order”), the Company Parties entered into (i) a credit agreement (the “Term Loan DIP Credit Agreement”) with certain lenders (the “Term Loan DIP Lenders”) providing for a $90.0 million senior secured super-priority debtor-in-possession term loan facility (the “Term Loan DIP Facility”) and (ii) a credit agreement (the “ABL DIP Credit Agreement”) with certain lenders (the “ABL DIP Lenders”) providing for a senior secured super-priority debtor-in-possession asset-based revolving credit facility (the “ABL DIP Facility”) consisting of $225.0 million in aggregate principal amount of commitments.

The Term Loan DIP Facility provides that the Term Loan DIP Facility will be available in two draws. The Term Loan DIP Facility provides that a principal amount of $45 million (the “Interim DIP Term Loans”) will be available in a single draw upon satisfaction of certain conditions, including entry of the Interim DIP Order and an additional $45 million principal amount will be available in a single draw upon satisfaction of certain conditions, including the entry of a final order. The Company borrowed the Interim DIP Term Loans on October 2, 2026, and as of such date $45.0 million aggregate principal amount was outstanding under the Term Loan DIP Facility. Each of the lenders under the Prepetition Term Loan Credit Agreement that are not party to the RSA as of the Petition Date may, within ten business days following the first business day after the funding of the Interim DIP Term Loans, elect to commit to participate ratably (based upon relative holdings of obligations under the Prepetition Term Loan Credit Agreement) in the Term Loan DIP Facility.

No loans were drawn under the ABL DIP Facility on October 2, 2026. In addition, as of October 2, 2026, approximately $50 million aggregate principal amount of revolving loans and approximately $11.145 million in respect of issued an undrawn letters of credit remained outstanding under the Credit Agreement, dated as of October 16, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to Amendment No. 1 through Amendment No. 7, the “Prepetition ABL Credit Agreement”), by and among Leslie’s Poolmart, Inc., as the parent borrower, the Company, as holdings, the subsidiary borrowers from time to time party thereto, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent and collateral agent, which loans are subject to a dollar-for-dollar “creeping roll-up” into the ABL DIP Facility, with any such loans remaining outstanding upon entry of the final order to be refinanced as loans under the ABL DIP Facility.

The proceeds of all or a portion of the proposed Term Loan DIP Facility and ABL DIP Facility will be used by the Company Parties to (i) pay certain costs, fees and expenses related to the Chapter 11 Cases and (ii) fund working capital needs and expenditures of the Company Parties, in all cases subject to the terms of credit agreements governing the Term Loan DIP Facility and the ABL DIP Facility, respectively, and applicable orders of the Bankruptcy Court.

Each of the ABL DIP Facility and the Term Loan DIP Facility is secured by liens on substantially all assets of the Company Parties (the “DIP Collateral”), subject to the Interim DIP Order. Under the Interim DIP Order, the DIP Collateral is divided into two priority pools generally corresponding to the prepetition collateral arrangements: collateral on which the ABL DIP Facility has first-priority liens (the “ABL Priority Collateral”) and collateral on which the Term Loan DIP Facility has first-priority liens (the “Term Priority Collateral”). Each of the ABL DIP Facility and the Term Loan DIP Facility holds junior liens on the other’s priority collateral. The relative priorities of the liens on each category of DIP Collateral are as set forth in the Interim DIP Order. The ABL DIP Facility and the Term Loan DIP Facility bear interest at a rate of SOFR plus 3.25% per annum and SOFR plus 6.50% per annum, respectively, and each mature six months from October 2, 2026, subject to customary milestones and earlier maturity upon the effective date of the Plan (the “Plan Effective Date”). Each Term Loan DIP Lender earns an upfront premium in an aggregate amount equal to 9.50% of the obligations under the Term Loan DIP Facility actually funded by such Term Loan DIP Lender (including amounts funded through Jefferies Capital Services, LLC as fronting lender), payable in full in the form of term loans under the Term Loan DIP Facility.

Each of the Term Loan DIP Facility and the ABL DIP Facility includes certain conditions precedent, representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size. The ABL DIP Facility has a substantially similar borrowing base calculation as the Prepetition ABL Credit Agreement. Certain bankruptcy-related events are also events of default, including, but not limited to, the failure to meet the milestones in the Chapter 11 Cases, dismissal by the Bankruptcy Court of any of the Chapter 11 Cases, the conversion of any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code and certain other events related to the impairment of the Term Loan DIP Lenders’ and ABL DIP Lenders’ rights or liens granted under the Term Loan DIP Credit Agreement and ABL DIP Credit Agreement, respectively.

The foregoing descriptions of the Term Loan DIP Credit Agreement and ABL DIP Credit Agreement are qualified in their entirety by reference to the full text of the Term Loan DIP Credit Agreement and ABL DIP Credit Agreement, respectively, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Item 1.03. Bankruptcy or Receivership.

The information regarding the Term Loan DIP Facility and the ABL DIP Facility set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.03 by reference.

Additional information about the Chapter 11 Cases is set forth in greater detail in the Declaration of Jeff White, Chief Financial Officer of Leslie’s, Inc. in Support of the Chapter 11 Petitions and the First Day Motions (the “First Day Declaration”). For copies of motions and orders filed with the Bankruptcy Court and other documents related to the Bankruptcy Court supervised process, please visit https://restructuring.ra.kroll.com/lesliespool/.

Item 2.03. Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Term Loan DIP Facility and the ABL DIP Facility set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 5, 2026, the Company received a notification (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, pursuant to Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq had determined to delist the Company’s common stock as a result of the Chapter 11 Cases. This Notice is in addition to the notification (the “Initial Notice”) previously received from Nasdaq on September 25, 2026 with respect to Nasdaq’s determination to delist the Company’s common stock under Nasdaq Listing Rule 5450(a)(1) because, for a period of 30 consecutive business days, the bid price of the Company’s common stock closed below the minimum $1.00 per share requirement for continued listing.

As previously disclosed, the Initial Notice advises that Nasdaq will suspend trading of the Company’s common stock at the opening of business on October 6, 2026, and that Nasdaq will file a Form 25 with the Securities and Exchange Commission (the “SEC”) to effect the delisting of the Company’s common stock unless the Company requests a hearing to appeal Nasdaq’s determination by October 2, 2026. The Company did not request a hearing to appeal Nasdaq’s determination.

The Company anticipates that following suspension from trading, its common stock will commence trading on one of the markets operated by OTC Markets Group. The Company can provide no assurance that the common stock will commence or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the common stock on this market, whether the trading volume of the common stock will be sufficient to provide for an efficient trading market or whether quotes for the common stock will continue on this market in the future.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders may experience a significant loss on their investment if the Plan is confirmed.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “plan,” and similar expressions in this Current Report on Form 8-K to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Restructuring Transactions described above, including the Company’s ability to complete the Restructuring Transactions on the terms contemplated by the RSA, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the Restructuring Transactions. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases and approval of requisite stakeholders and confirmation by the Bankruptcy Court of the Plan, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Bankruptcy Court rulings in the Chapter 11 Cases, the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Cases are pending, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the likelihood of the cancellation of the Company’s common stock in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain key personnel and management, uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern. Such risks and other factors also include those listed in Part II, Item 1A. “Risk Factors” and in Part I, Item 1A. “Risk Factors” in the Company’s Form 10-K for the year ended October 4, 2025 filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2025, Part II, Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 4, 2026 filed with the SEC on May 13, 2026, Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 4, 2026 filed with the SEC on August 12, 2026 and our other filings with the SEC. When considering these forward-looking statements, you should keep in mind the cautionary statements in this report and the documents incorporated by reference. New risks and uncertainties arise from time to time, and we cannot predict those events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by applicable laws and regulations.

You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Super-Priority Secured Debtor-In-Possession Term Loan Credit Agreement, dated as of October 2, 2026 among the Company Parties, the Financial Institutions party thereto, as DIP Lenders, and Alter Domus (US) LLC, as Administrative Agent and Collateral Agent.

10.2	Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement, dated as of October 2, 2026 among the Company Parties, Bank of America, N.A., as Administrative Agent, U.S. Bank National Association, as Co-Collateral Agent, the Other Lenders party thereto, BofA Securities, Inc. and U.S. Bank National Association, as Joint Lead Arrangers and Joint Bookrunners.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESLIE’S, INC.

By:	/s/ Benjamin Lindquist
Name:	Benjamin Lindquist
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: October 5, 2026